EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pall Corporation (“the Company”) on Form 10-Q for the quarterly period ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Eric Krasnoff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 18, 2003

/s/	Eric Krasnoff*
Eric Krasnoff
Chief Executive Officer

*  The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.